PRELIMINARY PROXY STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

Aspen Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

Aspen Group, Inc.

276 Fifth Avenue, Suite 505

New York, New York, 10001

(646) 448-5144

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Aspen Group, Inc.:

We are pleased to invite you to attend a Special Meeting of the Shareholders (the “Special Meeting”) of Aspen Group, Inc., a Delaware corporation (the “Company”), which will be held at 9:30 a.m., local time on July 6, 2022 at the Company’s offices located at 4615 E. Elwood Street, Phoenix, Arizona 85040, for the following purposes:

1.	Approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 40,000,000 shares to 60,000,000 shares (the ‘Authorized Share Increase”); and
2.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase.

The Company’s Board of Directors (the “Board”) has fixed the close of business on May 12, 2022 as the date for a determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Special Meeting to be held on July 6, 2022: The Notice and Proxy Statement are available at www.proxyvote.com.

This Notice of Special Meeting and the accompanying proxy statement and form of proxy are first being mailed on or about May 23, 2022 to our shareholders of record entitled to vote at the Special Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:30 a.m., local time. Shares can be voted at the meeting only if the holder is present in person or is represented by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Michael Mathews
Michael Mathews
Chief Executive Officer

Dated: May 23, 2022

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

We have retained Innisfree M&A Incorporated (“Innis”) to assist in proxy solicitation for the Special Meeting. Should you have any questions or require assistance in attending the Special Meeting or submitting your proxy, you can contact Innis toll-free at the number set forth below:

Aspen Group, Inc.

(646) 448-5144

Aspen Group, Inc.

276 Fifth Avenue, Suite 505

New York, New York, 10001

(646) 448-5144

SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock of Aspen Group, Inc., a Delaware corporation (“AGI” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at a Special Meeting of Shareholders of the Company which will be held at 9:30 a.m., local time on July 6, 2022 at the Company’s offices located at 4615 E. Elwood Street, Phoenix, Arizona 85040 (the “Special Meeting”). The Notice of Special Meeting and this Proxy Statement and form of proxy are first being mailed on or about May 23, 2022 to our shareholders of record entitled to vote at the Special Meeting.

Who is entitled to vote at the Special Meeting?

The Board has fixed the close of business on May 12, 2022 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 25,202,278 shares of Common Stock, par value $0.001 per share of the Company outstanding. Each share of the Company’s Common Stock represents one vote that may be voted on each matter that may come before the Special Meeting. There are no shares of preferred stock, par value $0.001 per share (“Preferred Stock”) outstanding.

What matters will be voted on at the Special Meeting?

The two proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1.       Approve an increase in the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares (the “Authorized Share Increase”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Increase (together, the “Authorized Share Increase Proposal”); and

2.       Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase (the “Adjournment Proposal”).

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Authorized Share Increase Proposal and “FOR” the Adjournment Proposal.

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Why does the Company need to hold this vote?

The purpose of the Authorized Share Increase is to provide for a sufficient reserve of authorized but unissued shares of Common Stock to enable the Company to (i) permit the issuance of Common Stock underlying and comply with the reserve requirements under outstanding derivative securities convertible into or exercisable or exchangeable for shares of Common Stock, (ii) allow for future grants which may be made under the Company’s 2018 Equity Compensation Plan, and (iii) give the Board the ability to issue shares of Common Stock or derivative securities, if and when the Board deems it appropriate to enter into strategic transactions or raise capital. See “Purpose of the Authorized Share Increase” on page 7 for more information on the purpose and potential effects of the proposed Authorized Share Increase.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Special Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by phone. Call 1-800-690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Special Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

2

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

How many votes are needed for each proposal to pass?

Proposals		Vote Required
(1)	Approve the Authorized Share Increase to increase in the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares, and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;	Majority of outstanding shares of Common Stock
(2)	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase.	Majority of the votes cast

What if I am a beneficial owner and I do not give my nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

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The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposals		Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal*
(1)	Approve the Authorized Share Increase to increase in the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares, and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;	Yes	N/A
(2)	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase.	Yes	N/A

———————

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 1 and 2 are considered “routine” proposals, so broker discretionary voting is permitted under NYSE Rules for each proposal. However, while broker discretionary voting is permitted for these proposals, an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 1 or 2 for some or all instances in which a beneficial shareholder declines to provide instructions for voting his, her or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

What is the effect of abstentions?

Proposals		Effect of Abstentions on the Proposal
(1)	Approve the Authorized Share Increase to increase in the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares, and approve a corresponding amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Increase;	Against
(2)	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase.	Against

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What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We have retained Innisfree M&A Incorporated to assist in proxy solicitation for an estimated fee of $15,000 plus disbursements, reimbursable expenses and processing and service costs. If you have any questions or require any assistance in voting your shares, please call Innisfree M&A Incorporated, toll-free, at (877) 800-5195.

Could other matters be decided at the Special Meeting?

Other than the Authorized Share Increase Proposal and the Adjournment Proposal, no other matters will be presented for action by the shareholders at the Special Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s Common Stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s shareholders with any of the proposals brought before the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

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Can a shareholder present a proposal to be considered at the 2022 Annual Meeting?

For a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement and proxy card for the next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) the following is required:

•	Our Corporate Secretary must receive the written proposal not later than July 11, 2022, which is 120 calendar days prior to the one-year anniversary of the date the Company’s proxy materials were released to shareholders in connection with the 2021 Annual Meeting of the Shareholders (the “2021 Annual Meeting”). Such proposals also must comply with the regulations of the Securities and Exchange Commission (the “SEC”) under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require shareholders who desire to recommend or nominate individuals for election as directors or who wish to present a proposal at the next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a director nomination that is not intended to be included in the Company’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal not later than the close of business on the 120th day (or July 11, 2022) nor earlier than the close of business on the 150th day (or June 11, 2022) prior to the one year anniversary of the date on which the Company released its proxy materials to its shareholders for the 2021 Annual Meeting; provided, however, that in the event that the date of the next annual meeting of shareholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2021 Annual Meeting, for notice by the shareholder to be timely, such shareholder’s written notice must be delivered to the secretary not later than the close of business on the 90th day prior to the next Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later. Your notice must contain the specific information set forth in our Bylaws.

Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and be entitled to vote at the next Annual Meeting of Shareholders.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

We reserve the right to amend the Company’s Bylaws and any change will apply to the next Annual Meeting unless otherwise specified in the amendment.

The Board Recommends that Shareholders Vote “FOR” Proposals 1 and 2.

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PROPOSAL 1. THE AUTHORIZED SHARE INCREASE PROPOSAL

The Board has approved, and is asking shareholders to approve an increase in the number of authorized shares of Common Stock 40,000,000 shares to 60,000,000 shares (the “Authorized Share Increase”) and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Increase (the “Proposed Amendment”).

Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. At the close of business on the Record Date, there were 25,202,278 shares of Common Stock outstanding. There are no shares of Preferred Stock outstanding.

Purpose of the Authorized Share Increase

The purpose of the Authorized Share Increase is to enable the Company to effect potential future issuances under outstanding derivative securities which are convertible into or exercisable or exchangeable for, shares of the Company’s Common Stock. Under its Certificate of Incorporation, the Company is currently authorized to issue up to 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were 25,202,278 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. There are also 14,514,529 shares of Common Stock reserved for issuance pursuant to (i) outstanding stock options, restricted stock units (“RSUs”) and restricted stock under equity incentive plans, (ii) outstanding warrants, (iii) outstanding convertible notes and (iv) future awards which may be made under the Aspen Group, Inc. 2018 Equity Incentive Plan, leaving a balance of 283,193 shares of Common Stock available for issuance. This includes shares of Common Stock issuable upon conversion of $10 million of convertible notes which the Company issued in an offering which closed on March 14, 2022. These notes, which subject to prior conversion or repayment mature in March 2027, are convertible into shares of the Common Stock at the lender’s option at a conversion price of $1.00 per share any time after the issuance date. In addition, the notes are mandatorily convertible into shares of Common Stock, should the closing price of the Common Stock be at least $2.00 per share for 30 consecutive trading days and certain other conditions be met. This mandatory conversion is subject to each lender’s 9.9% beneficial ownership limitation and is also subject to the Nasdaq combined 19.99% requirement which generally provides that a listed issuer may not issue 20% or more of its outstanding Common Stock or voting power in a non-public offering at below a minimum price unless the Company’s shareholders first approve such issuance.

Given the above outstanding securities and agreements to which the Company is or may become subject, and the nominal amount of shares remaining available for issuance after giving effect to the foregoing, the Board believes it to be in the best interest of the Company to increase the number of shares of Common Stock the Company is authorized to issue in order to enable the Company to comply with its contractual obligations while also giving the Company greater flexibility in addressing its future general corporate needs, including, but not limited to, the offer and sale of Common Stock in one or more registered public offerings, the grant of awards under equity incentive plans, and issuance of shares of capital stock in strategic transactions or to raise capital. The Board believes that additional authorized shares of capital stock will also enable the Company to take timely advantage of market conditions and favorable acquisition opportunities that may become available to the Company. Subject to reserve requirements under outstanding derivative securities, the authorized but unissued shares of Common Stock will be issued at the direction of the Board, without shareholder approval unless required by applicable law or Nasdaq Rules.

7

Compensation Programs

We have historically compensated our employees with RSUs and/or stock options in addition to salaries and other forms of cash compensation.

Our non-employee directors receive compensation for their service as directors and members of committees of the Board, which has historically been granted at the end of each calendar year and consisted of cash and/or stock awards. Our non-employee directors can elect to receive restricted stock instead of all or a portion of their cash compensation for service as directors. Compensation for service on committees of the Board is paid in shares of Common Stock.

If approved by the shareholders, the Proposed Amendment will enable the Company to continue to compensate its directors in equity awards under its compensation programs.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will have the same rights as the shares of Common Stock now authorized and outstanding. The Proposed Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Proposed Amendment

The Board has no current plans to issue any additional shares of Common Stock following the effectiveness of the Proposed Amendment. Adoption of the Proposed Amendment alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. However, any issuance of Common Stock at the direction of the Board or otherwise in the future, generally without obtaining shareholder approval (unless specifically required by applicable law or Nasdaq Rules) may, among other things, result in dilution to our shareholders at the time such additional shares are issued.

Additionally, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its shareholders. However, the Board does not deem the proposed increase in the number of authorized shares of Common Stock pursuant to the Proposed Amendment as an anti-takeover measure and is not aware of any attempt or plan by a third party to obtain control of the Company.

No Appraisal Rights

Shareholders have no rights under the Delaware General Corporation Law or under our Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Proposed Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 1.

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PROPOSAL 2. THE ADJOURNMENT PROPOSAL

General

The Company is asking shareholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Authorized Share Increase Proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 2 is required to approve the Adjournment Proposal. Abstentions and will not be considered as votes cast under the Company’s Bylaws, and accordingly will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2.

9

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of the Record Date by (i) those persons known by the Company to be owners of more than 5% of its Common Stock, (ii) each director, (iii) the Named Executive Officers (as defined by Rule 402(m) of Regulation S-K, and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)
Named Executive Officers:
Common Stock	Michael Mathews (2)	901,281	3.6%
Common Stock	Dr. Cheri St. Arnauld (3)	243,698	1.0%
Common Stock	Matthew LaVay (4)	—	—
Common Stock	Gerard Wendolowski (5)	298,691	1.2%

Common Stock	Robert Alessi(6)	30,710	*
Directors:
Common Stock	Andrew Kaplan (7)	179,376	*
Common Stock	Douglas Kass (8)	142,894	*
Common Stock	Michael Koehneman (9)	26,160	*
Common Stock	Dr. Joan Prince (10)	9,060	*
Common Stock	Sanford Rich (11)	149,538	*
Common Stock	All directors and executive officers as a group (10 persons) (12)	1,996,408	7.8%

5% Stockholders:
Common Stock	Leon G. Cooperman (13)	2,495,026	9.9%
Common Stock	Calm Waters Partnership (14)	2,436,307	9.6%

———————

* Less than 1%.

(1)	Beneficial Ownership Note. Applicable percentages are based on 25,202,278 shares of Common Stock outstanding as of the Record Date, excluding securities held by or for the account of the Company. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.
(2)	Mathews. Mr. Mathews is our Chairman and Chief Executive Officer. Includes (i) 2,917 shares held jointly with his spouse, and (ii) 8,334 shares held by a trust of which Mr. Mathews is the trustee. Does not include (i) 65,000 shares underlying restricted stock units, or RSUs, that are subject to stock price based vesting or otherwise vesting in 2024, (ii) 15,157 shares underlying RSUs vesting on July 8, 2023, or (iii) 125,000 shares underlying RSUs that vest following the Company’s filing of a quarterly or annual report on Forms 10-Q or 10-K as applicable, which report directly or indirectly reflects that the Company delivered net income on a GAAP basis for the fiscal quarter covered by such report.
(3)	St. Arnauld. Dr. St. Arnauld is our Chief Academic Officer and President of Aspen University. Includes 180,000 shares underlying vested stock options. Does not include (i) 48,750 shares underlying RSUs that are subject to stock price based vesting or otherwise vesting in 2024, (ii) 13,991 shares underlying RSUs vesting on July 8, 2023, or (iii) 80,000 RSUs which vest in three approximately equal annual installments beginning on August 12, 2022.
(4)	LaVay. Mr. LaVay is our Chief Financial Officer. Does not include 125,000 RSUs which vest in three approximately equal annual installments beginning on August 16, 2022.
(5)	Wendolowski. Mr. Wendolowski is our Chief Operating Officer. Includes 180,000 shares underlying vested stock options. Does not include (i) 48,750 shares underlying RSUs that are subject to stock price based vesting or otherwise vesting in 2024, (ii) 13,991 shares underlying RSUs vesting on July 8, 2023, or (iii) 80,000 RSUs which vest in three approximately equal annual installments beginning on August 12, 2022.

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(6)	Alessi. Mr. Alessi is our Chief Accounting Officer. Includes 8,333 vested stock options.
(7)	Kaplan. Mr. Kaplan is a director. Includes 50,000 shares underlying vested stock options.
(8)	Kass. Mr. Kass is a director. Includes 123,000 shares held by Seabreeze Capital Partners LP, of which Mr. Kass is the general partner.
(9)	Koehneman. Mr. Koehneman is a director. Includes 2,000 shares held by Michael Koehneman Roth IRA.
(10)	Prince. Dr. Prince is a director.
(11)	Rich. Mr. Rich is a director. Includes (i) 2,188 shares held in the name of Mr. Rich’s IRA and (ii) 71,000 shares underlying vested stock options.
(12)	Directors and Executive Officers as a group. This amount includes ownership by all directors and all current executive officers including those who are not Named Executive Officers under the SEC’s disclosure rules.
(13)	Leon G. Cooperman. Based on a Schedule 13G filed on February 14, 2022 which reported beneficial ownership as of December 31, 2021. Mr. Cooperman is the trustee of The Leon and Toby Cooperman Family Foundation. Address is St. Andrew’s Country Club, 7118 Melrose Castle Lane, Boca Raton, FL 33496. Also includes a portion of the 100,000 shares of Common Stock underlying warrants approved by the Board on April 16, 2022, which is subject to a 9.9% beneficial ownership limitation. Does not include shares of Common Stock underlying a $5,000,000 Convertible Promissory Note convertible into 5,000,000 shares Common Stock which is subject to a 9.9% beneficial ownership limitation.
(14)	Calm Waters Partnership. Based on a Schedule 13D filed on March 21, 2022. Mr. Richard S. Strong is the Managing Partner of Calm Waters Partnership. Address is 115 South 84th Street, Suite 200, Milwaukee, WI 53214. Includes 100,000 shares of Common Stock underlying warrants approved by the Board on April 16, 2022 and shares of Common Stock underlying a $5,000,000 Convertible Promissory Note convertible into 5,000,000 shares Common Stock which is subject to a 9.9% beneficial ownership limitation.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

11

Annex A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

ASPEN GROUP, INC.

Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, Aspen Group, Inc., a Delaware Corporation (the “Corporation”), in order to amend its Certificate of Incorporation, as amended, hereby certifies as follows:

FIRST:  The name of the Corporation is Aspen Group, Inc.

SECOND:  That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Certificate of Incorporation, as amended, declaring said amendment to be advisable and in the best interests of the Corporation and its shareholders, and calling a meeting of the shareholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Board has determined it to be advisable and in the best interests of the Company and its shareholders to amend Section 4 of the Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”) by replacing the first sentence of said Section with the following sentence:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 61,000,000 shares consisting of (i) 60,000,000 shares of Common Stock, par value of $0.001 per share and (ii) 1,000,000 shares of Preferred Stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

THIRD: That thereafter, pursuant to resolution of the Board of Directors, a special meeting of the shareholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this [___] day of [_______], 2022.

ASPEN GROUP, INC.

By:
Michael Mathews Chief Executive Officer

A-1

PRELIMINARY PROXY CARD

ASPEN GROUP, INC. 276 FIFTH AVENUE, SUITE 505 NEW YORK, NY 10001-4509

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 5, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 5, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON You may vote the shares in person by attending the Special Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASPEN GROUP, INC.

The Board of Directors recommends you vote FOR proposals 1 and 2.				For	Against	Abstain

1.	Approve an increase in the number of authorized shares of Common Stock from 40,000,000 shares to 60,000,000 shares (the “Authorized Share Increase”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Increase.			☐	☐	☐

2.	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Increase.			☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

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ASPEN GROUP, INC.
Special Meeting of Shareholders
July 6, 2022
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Michael Mathews and Matthew LaVay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ASPEN GROUP, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:30 a.m., local time on July 6, 2022, at the Company’s offices located at 4615 E. Elwood Street, Phoenix, Arizona 85040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side